UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 13, 2016

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2016 Equity Incentive Plan
On June 14, 2016, Enstar Group Limited (the "Company") held its 2016 Annual General Meeting (the "Annual Meeting"). At the Annual Meeting the shareholders voted on five proposals and cast their votes as described in the items below. Included in the proposals voted upon at the Annual Meeting was the approval of the Enstar Group Limited 2016 Equity Incentive Plan (the "Equity Incentive Plan"), which was approved by shareholders and is described in Item 5.07 below. The Equity Incentive Plan had been adopted by the Company’s Board of Directors (the "Board") on February 23, 2016, subject to approval by shareholders, and became effective at the conclusion of the Annual Meeting.
The Equity Incentive Plan is designed to provide stock-based awards to employees, non-employee directors, and consultants of the Company and enables us to retain and attract qualified employees, consultants, and non-employee directors by providing additional incentives through increased share ownership. The Equity Incentive Plan replaces the expiring 2006 Equity Incentive Plan (the "2006 Plan"). Any outstanding awards granted under the 2006 Plan will remain in effect pursuant to their terms.
A description of the material terms of the Equity Incentive Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on Schedule 14A on April 29, 2016 (the "Proxy Statement"), in the section entitled "Proposal 4 — Approval of The Enstar Group Limited 2016 Equity Incentive Plan."  The descriptions of the Equity Incentive Plan contained herein and in the Proxy Statement are qualified by reference to the full text of the Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Appointment of Principal Accounting Officer
On June 14, 2016, the Board appointed Guy Bowker, Chief Accounting Officer, as the Principal Accounting Officer of the Company. Mr. Bowker is 38 years old and has served as the Company’s Chief Accounting Officer since joining the Company on September 8, 2015. Mark Smith, Chief Financial Officer, previously served as both the Company’s Principal Accounting Officer and the Principal Financial Officer; he will continue to serve as Principal Financial Officer.
From 2010 to 2015, Mr. Bowker held the role of Senior Vice President - Controller of Platinum Underwriters Holdings, Ltd. From 2007 to 2010 he was the Director of Finance for American International Group in Bermuda. He is an alumni of Deloitte’s insurance practice and a member of Chartered Professional Accountants Bermuda and Chartered Accountants Australia and New Zealand. He is also a Chartered Insurer and Fellow of the Chartered Insurance Institute in the United Kingdom.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 13, 2016, a duly authorized committee of the Board approved the creation of a new series of preferred shares of the Company designated as Series C Participating Non-Voting Perpetual Preferred Stock ("Series C Preferred Shares"). All of the authorized Series C Preferred Shares were issued to wholly-owned subsidiaries of the Company in an internal reorganization transaction that resulted in the cancellation of all of the Series A Non-Voting Convertible Ordinary Shares of the Company ("Series A Non-Voting Shares"), which had an equivalent value and were also previously held by a wholly-owned subsidiary of the Company.
The internal reorganization had no impact on the Company’s outstanding share capital as, before the reorganization, all of the issued Series A Non-Voting Shares were owned by a wholly-owned subsidiary of the Company and, after the reorganization, all of the issued Series C Preferred Shares were owned by the same wholly-owned subsidiary of the Company.
Set forth below are the material terms of the Series C Preferred Shares:
Ranking. Except as described below, the Series C Preferred Shares, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank on parity with the Company’s ordinary voting and non-voting shares, and rank senior to each other class or series of share capital of the Company, unless the terms of any such class or series shall expressly provide otherwise.
Dividends. Dividends will be paid on the Series C Preferred Shares when, as and if declared on the Company’s ordinary voting and non-voting shares in an amount equal to the dividend paid on the Company’s ordinary voting and non-voting shares, multiplied by the applicable participation rate. The participation rate is initially set at ten (10), which is generally reflective of the reduction in the number of Series C Preferred Shares issued in exchange for the previously outstanding Series A Non-Voting Shares. The participation rate is subject to adjustment or limitation, including in the event of a share subdivision, split or combination of the Company’s ordinary voting and non-voting shares. Notwithstanding the foregoing, the Series C Preferred Shares are not entitled to receive any dividends or distributions that are attributable to distributions from, or proceeds from the disposition, in whole or in part, of certain excluded entities in which the Company owns an equity interest (the "Excluded Entities"), and the amount of any distribution that would otherwise be made to the holders of the Series C Preferred Shares will be reduced by any portion of such amount that is attributable to distributions from, or proceeds from the disposition, in whole or in part, of an Excluded Entity.
Liquidation Preference. Upon liquidation, dissolution or winding up of the Company, holders of Series C Preferred Shares shall be entitled: (i) to a preference of an amount equal to $0.001 per share with respect to the surplus assets of the Company; and (ii) thereafter to participate with the Company’s voting and non-voting ordinary shares in the distribution of remaining assets. Following the payment of the preference amount, each Series C Preferred Share would be entitled to receive the same amount that is to be distributed with respect to one ordinary voting or non-voting share of the Company, multiplied by the applicable participation rate described above. Notwithstanding the foregoing, the Series C Preferred Shares are not entitled to any surplus assets of the Company attributable to an Excluded Entity, and the amount of any distribution of any surplus assets that would otherwise be made to the holders of the Series C Preferred Shares will be reduced by any portion of such amount that is attributable to an Excluded Entity.
Voting. The Series C Preferred Shares have no voting rights, except that, the Company may not, without the consent of the holders of a majority of the outstanding shares of the Series C Preferred Shares, voting as a separate class, (i) amend, alter or repeal or otherwise change any provision of the Certificate of Designations for the Series C Preferred Shares or the Company’s memorandum of association or bye-laws so as to significantly and adversely affect the rights, preferences, privileges or limited voting rights of the Series C Preferred Shares, (ii) consummate a binding share exchange or reclassification involving the Series C Preferred Shares, or a merger or consolidation of the Company (except for any merger or consolidation in which the consideration paid to shareholders is entirely in cash), unless the Series C Preferred Shares remain outstanding or are converted or exchanged for a security in the surviving entity with rights, preferences and privileges which are not materially less favorable and (iii) voluntarily liquidate, dissolve or wind up the Company.
The foregoing summary of terms is subject to, and qualified in its entirety by, the Certificate of Designations of the Series C Preferred Shares, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) As noted above, the Company held its Annual Meeting on June 14, 2016.
(b) At the Annual Meeting, the shareholders voted on the following five proposals and cast their votes as described below.

1. Proposal No. 1: Election of Class I Directors. The individuals listed below were elected to serve a term expiring at the annual general meeting of shareholders in 2019. There were a total of 1,226,340 broker non-votes with respect to each nominee.

Director	For	Against	Abstain
Robert J. Campbell	13,152,860	194,587	2,439
Paul J. O’Shea	13,292,480	54,987	2,419
Sumit Rajpal	13,169,295	177,848	2,743

2. Proposal No. 2: Advisory vote to approve executive compensation. This proposal was approved. There were a total of 1,226,340 broker non-votes on this proposal.

For	Against	Abstain
12,273,325	1,069,812	6,749

3. Proposal No. 3: Ratification of the selection of KPMG Audit Limited to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved. There were no broker non-votes on this proposal.

For	Against	Abstain
14,544,929	18,229	13,068

4. Proposal No. 4: Vote to approve the Enstar Group Limited 2016 Equity Incentive Plan. This proposal was approved. There were a total of 1,226,340 broker non-votes on this proposal.

For	Against	Abstain
13,230,414	100,527	18,945

5. Proposal No. 5: Election of subsidiary directors identified in Proposal No. 5 of the Company’s Proxy Statement. All of the individual subsidiary director nominees listed below received the same total number of votes; these vote totals are provided in the table that follows. The Company’s Board of Directors will cause its corporate representative or proxy to vote the shares it holds in its subsidiaries in the same proportion as the votes received at this Annual Meeting. There were a total of 1,226,340 broker non-votes on this proposal.

For	Against	Abstain
13,337,533	4,811	7,542

Subsidiary Director Nominees:
5.1 AG Australia Holdings Limited
Nominees:
Nicholas Packer
Mark Smith
Sandra O'Sullivan
Nicholas Hall

5.2 Aligned Re Holdings Ltd.
Nominees:
Paul O'Shea
David Rocke
Duncan Scott
Elizabeth DaSilva
Nicholas Packer

5.3 Aligned Re Ltd.
Nominees:
Paul O'Shea
David Rocke
Duncan Scott
Elizabeth DaSilva
Nicholas Packer

5.4 Alopuc Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner
5.5 Alpha Insurance SA
Nominees:
Serge Wibaut
Marie-Claire Pletinckx
Alan Turner
C. Paul Thomas
Kieran Hayes
Rutger Janssens
Kim Torbeyns
Marc Gilis

5.6 Arden Reinsurance Company Ltd.
Nominees:
Paul O'Shea
Nicholas Packer
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.7 Arena SA
Nominees:
Timothy Fillingham
Richard Etridge
Marc Gilis
Eddy VanderBosch

5.8 Atrium Risk Management Services (British Columbia) Ltd.
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

5.9 Atrium Risk Management Services (Washington) Limited
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

5.10 B.H. Acquisition Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Guy Bowker

5.11 Bantry Holdings Ltd.
Nominees:
David Rocke
Duncan Scott
Guy Bowker

5.12 Blackrock Holdings Ltd.
Nominees:
David Rocke
Duncan Scott
Guy Bowker

5.13 Bosworth Run-off Limited
Nominees:
Ruth McDiarmid
C. Paul Thomas
Alan Turner

5.14 Brampton Insurance Company Limited
Nominees:
Patrick Cogavin
Max Lewis
C. Paul Thomas
Alan Turner
Steven Western

5.15 Brittany Insurance Company Ltd.
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.16 Castlewood Limited
Nominees:
Guy Bowker
Duncan Scott
Elizabeth DaSilva

5.17 Cavell Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.18 Cavello Bay Holdings Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.19 Cavello Bay Reinsurance Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.20 Chatsworth Limited
Nominees:
Guy Bowker
Mark Smith
David Rocke
Elizabeth DaSilva
Orla Gregory

5.21 Clarendon National Insurance Company
Nominees:
Paul Brockman
John Dore
Anna Hajek
Jennifer Miu
Thomas Nichols
Robert Redpath
Michael Sheehan
Richard Seelinger
Cindy Traczyk

5.22 Comox Holdings Ltd.
Nominees:
Elizabeth DaSilva
David Rocke
Guy Bowker
Duncan Scott

5.23 Copper Coast Funds ICAV
Nominees:
Orla Gregory
Barry McConville
Patrick O’Sullivan
Kieran Hayes
Roger Thompson

5.24 Courtenay Holdings Ltd
Nominees:
Mark Smith
Guy Bowker
David Rocke

5.25 Cranmore (Asia) Limited
Nominees:
Duncan Scott
Guy Bowker
Elizabeth DaSilva
David Rocke

5.26 Cranmore (Asia) Pte Limited
Nominees:
Goh Mei Xuan Michelle
Sandra O’Sullivan
Steve Norrington

5.27 Cranmore (Bermuda) Limited
Nominees:
Guy Bowker
Duncan Scott
David Rocke
Elizabeth DaSilva

5.28 Cranmore (UK) Limited
Nominees:
Desmond Allen
Philip Cooper
David Ellis
Adam Grange
Shaun Holden
Steven Norrington
C. Paul Thomas
Alan Turner

5.29 Cranmore (US) Inc.
Nominees:
Paul Brockman
Thomas Nichols
Steve Norrington

5.30 Cranmore Australia Pty Limited
Nominees:
Steve Norrington
Sandra O'Sullivan
Nicholas Hall

5.31 Cranmore Insurance and Reinsurance Management Services Europe Ltd
Nominees:
Kieran Hayes
Jason Shortt
David Ellis
Steve Norrington

5.32 Cumberland Holdings Ltd.
Nominees:
Guy Bowker
Mark Smith
David Rocke
Paul O'Shea

5.33 DLCM NO. 1
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.34 DLCM NO. 2
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.35 DLCM NO. 3
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.36 East Point Reinsurance Company of Hong Kong Limited
Nominees:
Sandra O’Sullivan
David Rocke
Orla Gregory

5.37 Eastshore Holdings Ltd.
Nominees:
Guy Bowker
Duncan Scott
David Rocke
Elizabeth DaSilva

5.38 Electricity Producers Insurance Company (Bermuda) Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.39 Enstar (EU) Finance Limited
Nominees:
Shaun Holden
C. Paul Thomas
Alan Turner
Derek Reid

5.40 Enstar (EU) Holdings Limited
Nominees:
David Grisley
David Hackett
Shaun Holden
C. Paul Thomas
Alan Turner

5.41 Enstar (EU) Limited
Nominees:
David Atkins
David Hackett
Shaun Holden
Michael Lynagh
Derek Reid
C. Paul Thomas
Alan Turner

5.42 Enstar (EU) Services Asia Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.43 Enstar (US) Inc.
Nominees:
Paul Brockman
Thomas Nichols
Robert Redpath

5.44 Enstar Acquisitions Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.45 Enstar Australia Holdings Pty Limited
Nominees:
Nicholas Packer
Mark Smith
Gary Potts
Jann Skinner
Bruce Bollom

5.46 Enstar Australia Limited
Nominees:
Nicholas Packer
Mark Smith
Sandra O'Sullivan
Nicholas Hall

5.47 Enstar Brokers Limited
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke

5.48 Enstar Financial Services, Inc.
Nominees:
Cheryl Davis
Thomas Nichols

5.49 Enstar Financing Ltd.
Nominees:
Mark Smith
Guy Bowker
Duncan Scott
Elizabeth DaSilva

5.50 Enstar Group Operations, Inc.
Nominees:
Cheryl Davis
Thomas Nichols

5.51 Enstar Holdings (US) Inc.
Nominees:
Paul Brockman
Norman Brown
Thomas Nichols
Steve Norrington
Anthony Sciarra

5.52 Enstar Insurance Management Services Ireland Limited
Nominees:
Kieran Hayes
Orla Gregory
Roger Thompson

5.53 Enstar Investment Management Ltd.
Nominees:
Guy Bowker
Lothar Crofton
Roger Thompson
Orla Gregory

5.54 Enstar Life (US), Inc.
Nominees:
Kieran Hayes

5.55 Enstar Limited
Nominees:
Paul O'Shea
Mark Smith
Elizabeth DaSilva
David Rocke
Orla Gregory
Guy Bowker

5.56 Enstar New York, Inc.
Nominees:
Paul Brockman
Cheryl Davis
Thomas Nichols

5.57 Enstar USA, Inc.
Nominees:
Cheryl Davis
Thomas Nichols

5.58 Fitzwilliam Insurance Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Nicholas Packer
Guy Bowker
Duncan Scott

5.59 Flatts Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.60 Gordian Runoff Limited
Nominees:
Nicholas Packer
Mark Smith
Gary Potts
Jann Skinner
Bruce Bollom

5.61 Goshawk Dedicated Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.62 Goshawk Holdings (Bermuda) Limited
Nominees:
Guy Bowker
Duncan Scott
Orla Gregory
David Rocke

5.63 Goshawk Insurance Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.64 Guillamene Holdings Limited
Nominees:
Kieran Hayes
Orla Gregory
Keith Haynes

5.65 Harper Holding SARL
Nominees:
John Cassin
Nicholas Packer

5.66 Harper Insurance Limited
Nominees:
Michael Handler
Andreas Iselin
Florian Von Meiss
Nick Packer
Stefan Wehrenberg
Mark Smith

5.67 Hillcot Holdings Ltd.
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke
Duncan Scott

5.68 Hong Kong Reinsurance Company Limited
Nominees:
Sanba O’Sullivan
David Rocke
Orla Gregory

5.69 Hove Holdings Limited
Nominees:
Guy Bowker
Duncan Scott
Elizabeth DaSilva
David Rocke

5.70 Inter-Ocean Holdings Ltd
Nominees:
Guy Bowker
Duncan Scott
Orla Gregory

5.71 Inter-Ocean Reinsurance (Ireland) Limited
Nominees:
Orla Gregory
Kevin O'Connor

5.72 Inter-Ocean Reinsurance Company Ltd
Nominees:
Paul O'Shea
Mark Smith
Orla Gregory
Guy Bowker
Duncan Scott

5.73 Kenmare Holdings Ltd.
Nominees:
Guy Bowker
Mark Smith
David Rocke
Dominic Silvester
Paul O'Shea
Nicholas Packer

5.74 Kinsale Brokers Limited
Nominees:
Shaun Holden
C. Paul Thomas
Alan Turner

5.75 Knapton Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.76 Knapton Insurance Limited
Nominees:
Ruth McDiarmid
C. Paul Thomas
Alan Turner
Jeremy Riley

5.77 Laguna Life (UK) Limited
Nominees:
Kieran Hayes
C. Paul Thomas
Alan Turner

5.78 Laguna Life Holdings Limited
Nominees:
Guy Bowker
Mark Smith
David Rocke
Paul O'Shea

5.79 Laguna Life Holdings SARL
Nominees:
John Cassin
Nicholas Packer

5.80 Laguna Life Limited
Nominees:
Kieran Hayes
Orla Gregory
C. Paul Thomas
David Allen
Alastair Nicoll

5.81 Marlon Insurance Company Limited
Nominees:
Patrick Cogavin
Gary Griffiths
C. Paul Thomas
Alan Turner
Steven Western

5.82 Mercantile Indemnity Company Limited
Nominees:
C. Paul Thomas
Alan Turner
Steven Western

5.83 New Castle Reinsurance Company Ltd
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.84 North Bay Holdings Limited
Nominees:
Paul O'Shea
Nicholas Packer
Mark Smith
James Carey
Darran Baird

5.85 Northshore Holdings Limited
Nominees:
Mark Smith
Paul O'Shea
Darran Baird
James Carey
Nicholas Packer

5.86 Oceania Holdings Ltd.
Nominees:
Guy Bowker
Elizabeth DaSilva
Duncan Scott
David Rocke

5.87 Overseas Reinsurance Corporation Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.88 Paget Holdings GmbH Limited
Nominees:
David Rocke
Duncan Scott
Elizabeth DaSilva

5.89 Paladin Managed Care Services, Inc.
Nominees:
Paul Brockman
Jeffrey D. Miller
Thomas Nichols
Steve Norrington

5.90 Pavonia Life Insurance Company of New York
Nominees:
Paul Brockman
Kieran Hayes
William Latza
Thomas Nichols
Daniel O'Brien
Robert Redpath
Philip Toohey

5.91 Pavonia Holdings (US), Inc.
Nominees:
Paul Brockman
Kieran Hayes
Thomas Nichols
Robert Redpath

5.92 Pavonia Life Insurance Company of Michigan
Nominees:
Paul Brockman
Kieran Hayes
Jeanne Mitchell
Thomas Nichols
Francis Ortiz
Robert Redpath
Kristan Van Der Meer

5.93 Point Bay Insurance Limited
Nominees:
C. Paul Thomas
Phillip McDonald
Derek Patience

5.94 PointSure Insurance Services, Inc.
Nominees:
Paul Brockman
Thomas Nichols
Steve Norrington

5.95 Poseidon Insurance Co Pty Ltd
Nominees:
Nicholas Packer
Mark Smith
Gary Potts
Jann Skinner
Bruce Bollom

5.96 Providence Washington Insurance Company
Nominees:
Paul Brockman
Thomas Nichols
Teresa Reali
Robert Redpath
Richard Seelinger

5.97 Regis Agencies Limited
Nominees:
C. Paul Thomas
Alan Turner

5.98 Revir Limited
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke
Duncan Scott

5.99 River Thames Insurance Company Limited
Nominees:
Patrick Cogavin
Max Lewis
C. Paul Thomas
Alan Turner
Stever Western

5.100 Rombalds Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.101 Rosemont Reinsurance Ltd
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker
Orla Gregory

5.102 Royston Holdings Limited
Nominees:
Guy Bowker
David Rocke
Duncan Scott

5.103 Royston Run-off Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.104 SeaBright Insurance Company
Nominees:
Paul Brockman
John Dore
Anna Hajek
Jennifer Miu
Thomas Nichols
Robert Redpath
Michael Sheehan
Richard Seelinger
Cindy Traczyk

5.105 SGL No 1 Limited
Nominees:
Richard Phinn
Mark Smith
C. Paul Thomas
Alan Turner

5.106 SGL No 3 Limited
Nominees:
Richard Phinn

5.107 Shelbourne Group Limited
Nominees:
Phillip Martin
Paul O'Shea
Nick Packer

5.108 Shelbourne Syndicate Services Limited
Nominees:
Andrew Elliott
Ewen Gilmour
Phillip Martin
Paul O'Shea
Richard Phinn
Dominic Sharp
Darren Truman

5.109 Simcoe Holdings Ltd.
Nominees:
Elizabeth DaSilva
David Rocke
Guy Bowker

5.110 StarStone Corporate Capital Limited
Nominees:
Theo Wilkes
Patrick Tiernan

5.111 StarStone Corporate Capital 1 Limited
Nominees:
David Message
Theo Wilkes
Demian Smith

5.112 StarStone Corporate Capital 2 Limited
Nominees:
David Message
Theo Wilkes
Demian Smith

5.113 StarStone Corporate Capital 4 Limited
Nominees:
Theo Wilkes
Demian Smith

5.114 StarStone Corporate Capital 5 Limited
Nominees:
Theo Wilkes
Demian Smith

5.115 StarStone Finance Limited
Nominees:
Patrick Tiernan
Theo Wilkes
David Message

5.116 StarStone Insurance Bermuda Limited
Nominees:
Nicholas Packer
Paul O'Shea
Mark Smith
Darran Baird
James Carey
Walker Rainey
Patrick Tiernan
John Shettle
Orla Gregory
Kathleen Barker
Demian Smith
David Message
Norman Brown

5.117 StarStone Insurance Europe AG
Nominees:
Michael Handler
Donat Marxer
Patrick Tiernan
Theo Wilkes

5.118 StarStone Insurance PLC
Nominees:
Timothy Fillingham
Michael Handler
David Message
Demian Smtih
Patrick Tiernan
Theo Wilkes
Ian Poynton
John Wardrop
Mark Smith

5.119 StarStone Insurance Services Limited
Nominees:
Timothy Fillingham
Theo Wilkes
Richard Grainger
Mick Summersgill

5.120 StarStone National Insurance Company
Nominees:
Kathleen Barker
Paul Brockman
Norman Brown
Min Huang
Thomas Nichols
Robert Redpath
John Shettle
R. Lincoln Trimble

5.121 StarStone Specialty Holdings Limited
Nominees:
Paul O'Shea
Mark Smith
Darran Baird
James Carey
Walker Rainey
John Shettle
Orla Gregory
Norman Brown
Kathleen Barker
Demian Smith
David Message
Patrick Tiernan
Nicholas Packer

5.122 StarStone Specialty Insurance Company
Nominees:
Kathleen Barker
Paul Brockman
Norman Brown
Min Huang
Thomas Nichols
Robert Redpath
John Shettle
R. Lincoln Trimble

5.123 StarStone Underwriting Limited
Nominees:
Angela Alecock
Nigel Barton
Paul O'Shea
Demian Smith
John Wardrop
Ewen Gilmour
Patrick Tiernan
David Message
Theo Wilkes
Darren Truman
Richard Phinn

5.124 StarStone US Holdings Inc.
Nominees:
Norman Brown
Min Huang
John Shettle

5.125 StarStone US Intermediaries Inc.
Nominees:
Norman Brown
Min Huang
John Shettle
R. Lincoln Trimble

5.126 StarStone US Services
Nominees:
Norman Brown
Min Huang
John Shettle
R. Lincoln Trimble

5.127 Sundown Holdings Ltd
Nominees:
Elizabeth DaSilva
David Rocke
Guy Bowker
Duncan Scott

5.128 Sussex Holdings, Inc.
Nominees:
Paul Brockman
Thomas Nichols
Robert Redpath

5.129 Sussex Insurance Company
Nominees:
Ian Millar
Robert Redpath
Richard Seelinger
Thomas Nichols
Paul Brockman

5.130 Torus Bermuda Intermediaries Ltd.
Nominees:
Elizabeth DaSilva
Duncan Scott
Guy Bowker

5.131 Torus Bermuda Services Limited
Nominees:
Elizabeth DaSilva
Duncan Scott
Guy Bowker

5.132 Torus Business Solutions Private Ltd.
Nominees:
Mark Kern
Patrick Tiernan
Theo Wilkes

5.133 Unionamerica Acquisition Company Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.134 Unionamerica Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Alan Turner

5.135 Unionamerica Insurance Company Limited
Nominees:
Jeremy Riley
Ann Slade
C. Paul Thomas
Alan Turner

5.136 Vander Haeghen & Co SA
Nominees:
Roger VanderHaeghen
Bertrand VanderHaeghen
Frederic de Haan
Marc Gilis
Kim Torbeyns
Richard Etridge
Timothy Fillingham

5.137 Virginia Holdings Ltd.
Nominees:
David Rocke
Duncan Scott
Guy Bowker
Elizabeth DaSilva

Item 8.01. Other Events.
The Description of Enstar Group Limited Share Capital set forth in Exhibit 99.1 (the "Description of Share Capital") is being filed for the purpose of providing an updated description of the share capital of the Company. The Description of Share Capital is incorporated herein by reference, modifies and supersedes any prior description of the share capital of the Company in any registration statement or report filed with the Securities and Exchange Commission and will be available for incorporation by reference into certain of the Company’s filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and forms promulgated thereunder.
Item 9.01. Financial Statements and Exhibits
Exhibits
Refer to the Exhibit Index attached hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: June 17, 2016	By:	/s/ Mark W. Smith
Mark W. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designations of Series C Participating Non-Voting Perpetual Preferred Stock of Enstar Group Limited, dated as of June 13, 2016

10.1	Enstar Group Limited 2016 Equity Incentive Plan

99.1	Description of Enstar Group Limited Share Capital